FORM 8-A

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            WHIRLWIND MARKETING, INC.
             (Exact name of registrant as specified in its charter)



               DELAWARE                                    23-3050999
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


       455 PENNSYLVANIA AVENUE, SUITE 200
         FORT WASHINGTON, PENNSYLVANIA                     19034
    (Address of principal executive offices)             (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act: NONE

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

   Securities Act registration statement file number to which this form relates:
   333-61492


   Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, PAR VALUE $0.001 PER SHARE
                                (Title of class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          The information required by this Item is included under the captions "Dividend Policy" (page 9) and "Description of Capital Stock" (pages 28-30) of the Prospectus included as part of the Registrant's Registration Statement on Form SB-2 under the Securities Act of 1933 (File Number 333-61492), filed on May 23, 2001 (the "SB-2 Registration Statement"), and is hereby incorporated by reference.

ITEM 2.  EXHIBITS


      Exhibit No.                Exhibit
      ----------                 -------

         1 Certificate of Incorporation of Registrant (filed as Exhibit 3.1 to the SB-2 Registration Statement and incorporated by reference herein).

         2 Bylaws of Registrant (filed as Exhibit 3.2 to the SB-2 Registration Statement and incorporated by reference herein).

         3                  Specimen of Stock Certificate
                            representing the Common Stock (filed
                            as Exhibit 4.1 to the SB-2
                            Registration Statement and
                            incorporated by reference herein).

                                    SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       WHIRLWIND MARKETING, INC.



Date:    June 11, 2001                 By: /s/ Mark W. Peters
                                           -----------------------------------
                                           Mark W. Peters,
                                           President, Chief Operating Officer,
                                           Treasurer and Secretary